UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 29, 2019
(Date of earliest event reported)

Asure Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3700 N. Capital of Texas Hwy #350, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2019, we held our 2019 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect the five directors listed below, each to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; (ii) ratify the selection of Marcum LLP as our independent registered public accounting firm for fiscal year 2019; (iii) approve the Asure Software, Inc. Second Amended and Restated Rights Agreement; (iv) ) approve the amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 600,000 shares; (v) approve the one-time program to exchange underwater options to purchase shares of our common stock held by eligible employees for a lesser number of restricted stock units under the Asure Software, Inc. 2018 Incentive Award Plan; (vi) approve, on an advisory basis, the compensation of our named executive officers; and (vii) ) provide a non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

The final voting results for each of these proposals are as follows:

Election of Directors (Item 1):

	Votes For	Votes Withheld	Broker Non-Votes
David Sandberg	8,129,200	1,066,146	4,038,194
Bradford Oberwager	9,147,474	47,872	4,038,194
Daniel Gill	8,320,751	874,595	4,038,194
Patrick Goepel	9,116,096	79,250	4,038,194
J. Randall Waterfield	8,316,886	878,460	4,038,194

 Ratification of the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2019 (Item 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,131,851	87,062	14,627	0

Approval of the Asure Software, Inc. Second Amended and Restated Rights Agreement (Item 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,035,070	153,517	6,759	4,038,194

Approval of the amendment to the Asure Software, Inc. 2018 Incentive Award Plan to increase the number of shares of common stock authorized for issuance by 600,000 shares (Item 4):

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,279,289	896,800	19,257	4,038,194

Approval of the one-time program to exchange underwater options to purchase shares of our common stock held by eligible employees for a lesser number of restricted stock units under the Asure Software, Inc. 2018 Incentive Award Plan (Item 5):

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,946,160	3,034,499	214,687	4,038,194

Approval, on an advisory basis, the compensation of our named executive officers (Item 6):

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,688,995	123,693	1,382,658	4,038,194

Provide an advisory vote regarding the frequency of advisory votes on the compensation of named executive officers (Item 7):

1 Year	2 Years	3 Years	Abstain
4,228,272	221,353	3,576,515	1,169,206

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: May 31, 2019	By:	/s/ Kelyn Brannon
Kelyn Brannon, Chief Financial Officer